UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 19, 2019

Ameri Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38286	95-4484725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Research Court, Suite 750, Suwanee, Georgia	30024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (770) 935-4152

(Former Name or Former Address, If Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $0.01 par value per share	AMRH	The NASDAQ Stock Market LLC
Warrants to Purchase Common Stock	AMRHW	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Background

On July 25, 2018, Ameri Holdings, Inc. (the “Company”) entered into a securities purchase agreement (the “SPA”) with certain purchasers (the “Purchasers”), whereby the Company, among other things, issued to the Purchasers warrants (the “Purchaser Warrants”) to purchase shares of the Company’s common stock (“Common Stock”). Prior to the Exchange (as defined below), 15,744,827 Purchaser Warrants were outstanding.

Amendment and Exchange Agreement

On September 19, 2019, the Company and each of the Purchasers entered into seperate amendment and exchange agreements (the “Exchange Agreements”), pursuant to which the Company agreed to issue to the Purchasers an aggregate of 10,234,136 shares of Common Stock (the “Exchange Shares”) in exchange for the cancellation and termination of all of the outstanding Purchaser Warrants (the “Exchange”).

The Company also agreed to grant to the Purchasers certain participation rights in future financings for a period of twelve (12) months.

A copy of the form of the Exchange Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On September 19, 2019, pursuant to the Exchange Agreements described in Item 1.01 of this Current Report on Form 8-K, the Company issued the Exchange Shares to the Purchasers in exchange for the Purchaser Warrants. The exchange of the Exchange Shares for the Purchaser Warrants was made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 8.01	Other Events

On September 20, 2019, the Company issued a press release announcing the Exchange. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Exchange Agreement
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 20, 2019	AMERI HOLDINGS, INC.

	By:	/s/ Barry Kostiner
Name: Barry Kostiner
Title: Chief Financial Officer